SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               December 16, 1997
                       _________________________________
                       (Date of earliest event reported)

                         Falcon Drilling Company, Inc.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

               Delaware              0-26388             76-0351754
           ____________________  ____________________ ____________________
           (State of             (Commission File     (IRS Employer
           Incorporation)             No.)             Identification No.)

            1900 West Loop South, Suite 1800, Houston, Texas 77027
         ____________________________________________________________
         (Address of principal executive offices, including zip code)

                                (713) 623-8984
             ____________________________________________________
             (Registrant's telephone number, including area code)

                                Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


          ITEM 5.   OTHER EVENTS.

               On December 16, 1997, Falcon Drilling Company, Inc. and Reading & Bates Corporation issued a press release announcing the Board of Directors of R&B Falcon Corporation, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c)  Exhibits

               99.1 Press release issued by Falcon Drilling Company, Inc.
                    and Reading & Bates Corporation on December 16, 1997.


                                        SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FALCON DRILLING COMPANY, INC.


                                             By: /s/ Leighton E. Moss
                                                _________________________
                                                Name:  Leighton E. Moss
                                                Title: General Counsel

          Date:  December 17, 1997